SUPPLEMENT DATED MAY 1, 2008

TO PROSPECTUS DATED MAY 1, 2007

LEGACY BUILDER PLUS

Issued through

Separate Account VUL-A

By

Transamerica Life Insurance Company

Change of name for Investment Adviser, Trust and Portfolios

Effective January 1, 2008, Transamerica Fund Advisors, Inc. changed its name to Transamerica Asset Management, Inc. Effective May 1, 2008, the AEGON/Transamerica Series Trust was renamed as Transamerica Series Trust; also effective May 1, 2008, Transamerica Equity was renamed Transamerica Equity VP, and Van Kampen Mid-Cap Growth was renamed Transamerica Van Kampen Mid-Cap Growth VP.

Additionally, effective May 1, 2008, MFS Emerging Growth Series was renamed MFS Growth Series.

Any references in your prospectus to the previous names should now be read as stated above.

The following replaces the entire section under “Underlying Fund Portfolio Frequent Trading Policies” on page 21 of your prospectus:

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance policies to discourage market timing and disruptive trading. Policyowners should be aware that we may not have the contractual ability or the operational capacity to monitor policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policyowners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.

You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund’s portfolios. In addition, we are obligated to execute instructions from the funds that may require us to restrict or prohibit your investment in a specific portfolio if the fund identifies you as violating the frequent trading policies that the fund has established for that portfolio.

If we receive a premium payment from you that you allocate into a fund that has directed us to restrict or prohibit your trades into the fund, then we will request new allocation instructions from you. If we receive from you a transfer request into a fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.

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For additional information, you may contact us at our administrative and service office at 1-800-525-6205, from 8:00 a.m. – 4:30 p.m., Central Time. TCI serves as the principal underwriter for the Policies. More information about TCI is available at http://www.finra.com or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Regulatory Authority (“FINRA”) (formerly NASD) describing its Public Disclosure Program.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR MAY 1, 2007 PRODUCT PROSPECTUS